                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported): September 18, 2000



                                 HEALTHAXIS INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)




        Pennsylvania                    0-13591                23-2214195
        ------------                    -------                ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

               2500 DeKalb Pike, East Norriton, Pennsylvania 19401
              ----------------------------------------------------
                (Address of principal executive offices/Zip Code)

              Former name, former address, and former fiscal year,
                        if changed since last report: N/A
                                                      ---

Item 5.  Other Events

         The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the Consolidated Financial Statements of HealthAxis Inc. ("HAI") and its subsidiaries, and the notes thereto, appearing in HAI's reports filed with the Securities and Exchange Commission ("SEC"). Except for the historical information contained herein, this Current Report on Form 8-K, contains certain forward-looking statements regarding HAI's business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties, such as historical and anticipated losses; uncertainty of future results, new business challenges, competition, funding; need for additional capital, reliability of information systems, protection of proprietary technology, trademark infringement, uncertain acceptance of the Internet as a medium for health insurance sales, failure to meet performance standards, reliance on a small number of large clients, foreign operations, changes in insurance industry regulations, regulation of the Internet and legal uncertainties, potential conflicts of interest, and absence of dividends. Any one or a combination of these factors could have a material adverse effect on HAI's business, financial condition and results of operations. These forward-looking statements represent HAI's judgment as of the date of this report. HAI disclaims, however, any intent or obligation to update these forward-looking statements.

         On September 18 2000, the Company issued a press release that provides an update on the status of its proposed merger with HealthAxis.com, Inc.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of business acquired.

                  Not applicable.

         (b)      Proforma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  The following exhibits are filed herewith:


S-K Item            Description
Number
--------            ------------

99.1                Press Release dated September 18, 2000.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     HEALTHAXIS INC.


Date:    9/18/00                     By: /s/ Michael Ashker
       ---------------                  --------------------------------------
                                        Michael Ashker
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

S-K Item
Number              Description
--------            -----------

99.1                Press Release dated September 18, 2000.